SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Alternative Asset Allocation VIP
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On May 11, 2012, Deutsche Bank AG announced that it intends to focus its exclusive negotiations with Guggenheim Partners on a potential sale of certain portions of its global asset management business relating to its RREEF group, Deutsche Asset Management’s real estate and alternative asset management business.  Deutsche Bank’s RREEF group includes RREEF America L.L.C., the fund’s sub-advisor.  This announcement follows Deutsche Bank’s prior announcements relating to its strategic review of certain of its global asset management businesses. There is no assurance that Deutsche Bank will reach an agreement to sell its RREEF group to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of the fund’s existing sub-advisory arrangement with RREEF America L.L.C. Any new sub-advisory arrangement would be subject to approval by the fund’s board of trustees.

Please Retain This Supplement for Future Reference

May 14, 2012
SAISTKR-59